UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 6, 2012

LIFE PARTNERS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Texas

(State of incorporation)

0-7900 (Commission File Number)	74-2962475 (I.R.S. Employer ID no.)

204 Woodhew Waco, Texas (Address of Principal Executive Offices)	76712 (Zip Code)

Issuer’s telephone number, including area code: 254-751-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders

Life Partners Holdings, Inc. (“we”) held our 2012 Annual Meeting of Shareholders on August 6, 2012. As of the record date of June 7, 2012, there were 18,647,468 shares of Common Stock outstanding and entitled to vote at the meeting. The holders of 16,788,911 shares of Common Stock were represented in person or by proxy at the meeting, constituting a quorum. The following is a summary of the matters voted upon at the Annual Meeting and the votes cast on each matter.

The shareholders elected our nominees for the Board of Directors (the “Board”). The nominees, the number and type of votes, and the number of broker non-votes were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Brian D. Pardo	11,075,542	1,637,629	4,078,740
R. Scott Peden	11,152,888	1,557,283	4,078,040
Fred Dewald	12,553,931	156,240	4,078,740
Tad M. Ballantyne	11,382,266	1,327,905	4,078,740
Harold E. Rafuse	12,549,611	160,560	4,078,740

The shareholders approved amendments to our Articles of Incorporation to reflect changes in Texas law. The numbers and type of votes cast were as follows:

Votes for approval	12,559,547
Votes against	122,564
Abstentions	28,060
Broker non-votes	4,078,740

The shareholders ratified the appointment of Whitley Penn, LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2013. The number and type of votes cast were as follows:

Votes for approval	16,323,561
Votes against	417,472
Abstentions	47,878

There were no broker non-votes for this item.

The shareholders recommended to approve, by non-binding vote, executive compensation. The number and type of votes cast were as follows:

Votes for approval	12,422,775
Votes against	254,161
Abstentions	33,235
Broker non-votes	4,078,740

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At our Annual Meeting convened on January 24, 2012, shareholders cast an advisory vote expressing a preference for annual advisory votes on executive compensation. The shareholders’ preference was consistent with the recommendation of our Board, which determined to hold future non-binding, advisory votes on executive compensation at each Annual Meeting.

Item 8.01. Other Events

On August 7, 2012, we issued a press release covering our annual meeting.

On August 8, 2012, we issued a press release announcing the declaration of a dividend of $0.10 cents per share payable on or about September 15, 2012, to shareholders of record as of September 3, 2012.

The press releases are furnished as an exhibit and are posted on our website (www.lphi.com).

The information in this Form 8-K under Item 8.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated August 7, 2012, announcing annual meeting results
99.2	Press release dated August 8, 2012, announcing dividend declaration

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 8, 2012.

Life Partners Holdings, Inc.
By: /s/ R. Scott Peden
___________________________________
R. Scott Peden
General Counsel and Secretary

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EXHIBIT INDEX

DESCRIPTION OF EXHIBIT

Number	Description	Page

99.1	Press release dated August 7, 2012, announcing annual meeting results	5
99.2	Press release dated August 8, 2012, announcing dividend declaration	7

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